Exhibit E.5

AGL Resources Inc. and Subsidiaries

General Ledger Chart of Accounts as of December 31, 2003

ASSETS
Current assets
Cash and Cash Equivalents
	121100	Cash-Regular
	121109	Bk of Amer-Netwk Energies Inc
	121156	FIRST TENNESSEE BANK - CHATT
	121181	Cash-Chase Manhattan Bank
	121186	GERIC captive funding bank act
	121188	AGL Cap Corp-Nevada
	121200	Petty Cash
	121201	AGL Capital Corp. - Suntrust
	121300	Mutual Savings CU-VISA-AGLC
	122300	Mutual Savings CU-VISA-Chat
	122601	First Union Investments
	122609	VNG Credit Card
	122701	Wachovia AGSC Reg $ Pool
	122702	Wachovia AGSC Gen Disburse
	122704	Wachovia AGLC Right of Way
	122708	1ST Union E BOX
Energy marketing receivable
	139962	AR Commodity Sequent
Gas Receivables
	132200	Accts Receivable - Sales
	132205	AR - Pooler/Marketer
	132400	A/R Gas-GA Region 2
	132500	A/R Gas-GA Region 3
	132600	A/R Gas-GA Region 4
	132800	A/R-Gas-Chattanooga
	132810	A/R - Gas Manual
	132825	Aid to Construction Billing
	132840	A/R Gas - VNG
	132842	A/R - Pipeline - VNG
	132843	A/R - Commodity - VNG
	132844	A/R - Manual - VNG
	132845	A/R NSF VNG
	132900	Unpostable Cash
	132950	Misc Adjustments-Gas
	132951	A/R Misc Billing
	132955	A/R NGV Gas
	132956	A/R Fuel Net
	132960	A/R Commodity
	139100	Provision for Uncollectibles
	139150	Prov Uncoll Accts-Mktr/Pooler
	139160	Net Chargeoffs - Poolers
Other receivables
	132610	A/R Home Leak Repairs
	132620	Encroachment to Right-of-Ways
	132650	A/R Leased Equipment Gas
	133620	A/R Mdse-GA Region 4
	133820	A/R - Merchandise
	134051	Cash Posting Clearing
	134052	AGSC Cash Clearing - Lockbox
	134053	AGSC Cash Clearing - Miscellan
	134054	AGSC Cash Clearing - Wire
	134055	AGSC Cash Clrg-UnidentifiedChk
	134100	Accts Receivable - Employee
	134200	A/R Misc
	134205	A/R Revenue-New Bus Develop
	134210	A/R Pension Exp
	134240	State Taxes Receivable
	134285	Accounts Receivable-AGLN
	134350	A/R - Credit Union
	134610	Accts Rec - Damage Mains
	134640	Miscellaneous A/R - VNG
	137200	Interest and Dividends Recvble
	137300	Interest Receivable-Debentures
	137400	Div Receivable-AGL Capital
	139200	Reserve for Uncollectible Acct
	139610	Provn for Uncoll - Damage Main
Intercompany receivables
	135000	Notes Receivable-Grace Petrole
	135300	Int on LT Debt-AGCC/AGLR
	135301	Int-IC 30 Yr Notes-AGLR/AGCC
	135450	Interco Money Pool Non-Utility
	135451	Interco Money Pool Utility
	135463	IC Interest Receiv - VNGC/AGLR
	136070	Accts Receivable - Assoc Comp
	136071	A/R Assoc Co - I/U Transfers
	136073	Intercompany Chargebacks
	136990	Intercompany Transfers - Debit
Unbilled Revenues
	132100	A/R Unbilled Revenue
Natural Gas Stored Underground
	145660	Propane Inventory
	145700	Gss Underground Storage
	145710	Ss1 Underground Storage
	145720	Wss Underground Storage
	145785	Marketers Accessible Ret Strg
	145787	FINSS Inventory
	145788	BPPSS Inventory
	145840	VNG Gas Stored Underground
	145850	Gas Stored Underground
	145851	Storage - Affiliated Utilities
	145855	Sequent Park and Loan Gas
Liquefied Natural Gas Stored
	145900	Liquefied Natural gas
	145901	LNG-Presentation Reclass
	145910	LNG Peaking Inventory-Atlanta
Material and Supplies
	145300	Materials and Operating Suppli
	145330	Vehicle Parts and Supplies
	145340	Stationery Supplies
	145350	Air Condition Parts
	145360	CNG Refueling Supplies
	145420	Appliance Parts Inventory
	145570	Telecom Systems Held for Resal
	145600	Inventory Suspense
	145604	Inventory Inv Price Adj VNG
Unrecovered ERC - current portion
	158002	MGP Current Asset
Unrecovered PRP costs - current portion
	158001	Pipeline Rep ProgCurrent Asset
Energy marketing and risk management asset - current portion
	157501	Unrealiz Gain/Loss Fin Instrum
Unrecovered seasonal rates
	158003	Unrecovered Seasaonal Rates
Other current assets
	157100	Insurance Prepayments
	157400	Prepayments - Other
	157401	Percent of Completion Asset
	157450	Prepaid Taxes
	157500	Prepayments-Misc
	157502	Futures - Margin Deposit
	157503	Futures-Realiz Gain/Loss FinIn
	157504	Futures-Commissions & Fees
	157505	Futures-Margin Interest
	162203	Deferred Gas Cost-Gsr
	162204	Deferred Gas Costs-Commod
	162205	Deferred Gas Cost-Demand
	162230	Deferred Gas Cost-Capacity
	191000	UPGC Actual Cost Adjustment 0
	191001	UPCG Actual Cost Adjustment 1
	191002	UPGC Actual Cost Adjustment 2
	191003	UPGC Actual Cost Adjustment 3
	191007	UPGC Actual Cost Adjustment 7
	191008	UPGC Actual Cost Adjustment 8
	191009	UPGC Actual Cost Adjustment 9
Investment and equity in associated companies
	111000	Investment in GA Gas Company
	111010	Investmt in Atlanta Gas Light
	111015	Investment AGL Rome Holdings
	111020	Investment in AGLE
	111030	Investment in AGLI
	111040	Investment Atl Gas Light Svcs
	111055	Investment in AGL Services Co
	111060	Investment in AGL Capital
	111065	Investment in AGL Capital Corp
	111066	Investment in AGL Cap Trust II
	111084	Investment in GERIC
	111085	Investment in AGL Networks
	111090	Investment in Southeastern LNG
	111095	Investment in VNG
	111150	Invest AGLR Debentures
	111200	Investment in Utilipro
	111400	Investment in Trustees
	111450	Investment in Pinnacle LNG
	111620	Investment in Chattanooga 2
	111625	Inv in Pivotal Energy Svcs Inc
	111630	Inv in Sequent Energy Mngmt
	111635	Inv in Sequent Holdings, LLC
	111706	Investment in AGL Propane Svcs
	111707	Investment in AGL Energy Corp
Property, plant and equipment
Property, plant and equipment
	100100	Property and Plant in Service
	100120	Construction Work in Progress
	100121	Capitalized Payroll - Utility
	100140	Plant In Svc-Adds To Leased Pr
	100400	Acquisition Adjustment
	100401	Acq Adj-Reclass non-plant item
	101000	Contribution for Constr-Res
	101100	Contribution for Constr-Nonres
	101101	Contr In Aid of Construct VNG
	101105	Aid to Construction Billing
	101120	Contribution for DOT
	101130	Contrib for Reloc of Facil
	101200	Contribution for Constr 6
	101300	Contribution for Constr 7
	101400	Contribution for Constr 8
	101500	Contribution for Constr 9
	101600	Contribution for Constr 10
	101900	Contribution For Const
	107020	Leased NGV Refuel Appliance
	112001	Invest Insur Spl Dollar Keelin
	112003	Inv Insur Spl Dollar Ins Keeli
	112007	Invest VEDCORP Partnership
	112009	Investments Misc - Other
	112100	Other Special Funds
	113100	Nonutility Property in Service
	113120	Nonutility Construction WIP
	113121	Capitalized Payroll-Nonutility
	113140	Nonutility Adds to Leased Prop
	115010	Rental Property
	115030	Buildings and Equipment 2
	115040	Rental Property-Transportation
Accumulated depreciation
	100200	Utility Plant in Service-Gas
	100210	Transportation Equipment
	100220	Retirement Work in Progress
	100230	Reserve For Dep Leas Prop
	100410	Accum Prov For Amort Of A
	100411	Acc Prov Amort Acq Adj-Reclass
	113200	Accum Depr Nonutility Property
	113210	Accum Depr Nonutility Trans Eq
	113220	Nonutility Retirement WIP
	113230	Accum Depr Nonutil Leased Prop
	115150	Accumulated Provision for Dep
Deferred debits and other assets
Unrecovered PRP costs
	161450	Pipeline Replacement Reg Asset
Goodwill
	100500	Goodwill
Unrecovered ERC
	162300	Unrec Envir Resp Costs
	162382	UERC Unamort 7/93-6/94
	162383	UERC Unamort 7/94-6/95
	162384	UERC Unamort 7/95-6/96
	162385	UERC Unamort 7/96-6/97
	162386	UERC Unamort 7/97-6/98
	162387	UERC Unamort 7/98-6/99
	162388	MGP Outsource Expense
	162389	UERC Unamort. 7/1999 - 6/2000
	162390	Recovery from Ratepayers
	162391	UERC Unamort 7/2000 - 6/2001
	162392	UERC Unamort 7/2001 - 6/2002
	162393	UERC Unamort 7/2002-6/2003
	162610	Program Management Cleanup Exp
	162611	Contractor Expense
	162612	Consultant Expense
	162613	Legal Environmental/Regulatory
	162614	Legal Litigation Expense
	162615	Legal Expense
	162616	PropertyAcquisition/Settlement
Investments in equity interests
	111070	Investment in AGL Peaking Serv
	111171	Investment in GP LLC
	111172	Investment in US Propane
	111173	Equity in Earnings US Propane
	111950	Investment in SouthStar Energy
	111955	Equity in Earnings SouthStar
Unrecovered postretirement benefits costs
	161400	VNG Pre-94 Reg Asset Amor
	162800	Unrecovered Postretirement Ben
Intercompany notes receivable
	170110	Notes Receiv - VNGC/AGLR
Energy marketing and risk management asset
	162155	Long Term MTM Asset
Other deferred debits and other assets
	100600	Software License
	100601	Intangible Asset
	161300	Unamort Debt Discount and Exp
	161301	10 Year Bond Issuance Costs
	161302	Trust Preferred Issuance Costs
	161303	Fair Value Interest Rate Swap
	161304	Regulatory Asset Early Debt
	161500	Deferred Interest Refund Exp
	161700	Regulatory Post73 Assets
	161800	Regulatory Pre74 Assets
	162000	SONAT, INC.
	162005	York Triathlon
	162010	Doe Grant
	162015	Gri Grant
	162020	PCB Research
	162030	Coop Mktg TRANSCO
	162035	Coop Mktg SONAT
	162040	Robur Commercialization Proj
	162044	Energy America - Titan
	162046	Warner Robins AFB Meter Reloca
	162047	Caroline Street Facility Proj.
	162056	AGL Network
	162065	ERC Match
	162070	Franchise Expense Match
	162071	FINSS Demand
	162072	FINSS Withdrawals
	162073	BPPSS Demand
	162075	MARS
	162077	RETAINED STORAGE - MARS
	162079	FT Credit-PipelineCapacitRelea
	162080	IBSS
	162083	VNG/SEM IC Billing Clrg Acct
	162085	Customer Education Recovery
	162093	IBSS DEMAND
	162095	IBSS-Injection Charge
	162140	Transportation Clearing
	162150	Other Long-Term Assets
	162175	Stores Capital Clearing
	162177	Operations Services Clearing
	162178	Transportation Capital Clearin
	162179	A&G Salaries Capital Clearing
	162180	A&G Expenses Capital Clearing
	162185	A&G Salary Capitalized-Pension
	162186	A&G Salary Capitalized-Benefit
	162187	A&GSalaryCap-Post Retirement
	162188	A&G Salary Cap-Payroll Taxes
	162189	Counterparty Netting
	162200	Other Work in Progress-Misc
	162210	Def Rate Case Exp 97
	162250	Defer Earn Review FY2002
	162440	Formation Expenses Capitalized
	162450	ATPI Capitalized Clearing
	162999	Other Deferred Debits
	192200	VNG/Enron Assigned Gas

LIABILITIES AND CAPITALIZATION
Current liabilities
Energy marketing trade payable
	225121	Accrued AP Commodity Sequent
Short-term debt
	221030	Commercial Paper ST Debt-AGCC
	221150	Notes Payable Current
Accrued PRP costs - current portion
	251107	Pipeline Rep Prog Curr liab
Current portion of long-term debt
	220000	Med Term Notes Due w/in 1 Year
Accounts payable - trad
	225100	General Accounts Payable
	225101	A/P Misc Estimated Liability
	225105	AP - Inventory
	225120	Accounts Payable - Accrued
	225121	Accrued AP Commodity Sequent
	225122	Sequent Park & Loan Gas Accrue
	225130	Accrued Liab VNG/SEM Assgn Gas
	225150	A/P Returned Checks
	225155	BCS Unpostables
	225170	Flash Pay Errors
	225191	A/P Misc Sales & Use VNG
	225500	Payroll Deductions
	225501	U S Savings Bonds Payable
	225502	Mutual Savings Credit Union
	225507	One Pledge Club Atlanta
	225508	Flame Club Payable
	225512	Employee Stock Purchase Plan
	225514	Flame Club/Savannah Payable
	225521	P.A.C Payable
	225522	H.E.A.T Payments
	225526	Employee Court Orders
	225527	Flame Club-Augusta
	225528	IRA Mutual Savings Credit Unio
	225536	Flx Ben Health Reim Payable
	225537	Flx Ben Dep Daycare Payable
	225546	Health Care Reim Payable 2000
	225547	Dep Care Reim Payable
	225559	Voluntary Benefits Assn - VNG
	225560	Union Dues VNG Local 50
	225561	United Way Richmond
	225562	United Way South Hampton
	225563	United Way Peninsula
	225600	Deferred Compensation
	225601	Deferred Dir Comp-Mktg Fees
Accrued ERC - current portion
	251113	MGP Current Liability
Customer deposits
	235200	Customer Deposits-Manual
	235201	Customer Deposits
	235710	Customer Deposits-Trustees Ren
Accrued interest
	239200	Accr Int-10Yr Bond/TrustPrefd
	239300	Medium Term Notes
	239400	Int 8.17% Debentures
	240010	Interest Acc N/P-Bk of America
	241980	Accrued Interest Payable
	241990	Interest Acc-Customer Deposits
	242200	Interest Accrued-ERC Recovery
Accrued wages and salaries
	225200	Payroll Payable
	225210	Accrued Severance Pay
	225211	Variable Compensation Payable
	225250	Accrued Bonus
Energy marketing and risk management liability - current portion
	251104	Unrealiz Loss on FinInstrument
Accrued taxes
	238100	Taxes Accrued-Federal Income
	238101	Taxes Accrued Other-FUI
	238102	Taxes Accrued Other-FICA
	238103	Tax Accr Othr-Real&Pers. Prop.
	238104	Tax Accr Other-W.VA.Prop.
	238105	Tax Accr Othr-SUI
	238106	Tax Accru Othr-MotorFuelRd Tax
	238107	Taxes Accr Othr-Compr Nat Gas
	238109	Tax Accru Othr-Spec Fuel Tax
	238140	Tax Accr Other-State Valuation
	238142	Tax Accru Othr-Franchise Taxes
	238144	Taxes Accr Othr-Sales & UseTax
	238145	Tax Accr Othr-Workman Comp Tax
	238150	Other Income Tax Payable
	238200	Taxes Accrued-State Income
Intercompany payables
	227110	Interest Payable - VNGC/AGLR
	227130	Interest Payable - AGLR/AGCC
	230990	Intercompany Trsfers - Credit
Other current liabilities
	225151	Unclaimed Cust Credits & Chcks
	237100	Accrued Relocation Liability
	242010	Education Tax 1
	242050	Education Tax 5
	243100	Dividends Declared-Common
	243200	Dividends Declared-Pref
	244000	Special Option Tax
	244010	Special Option Tax 1
	245010	Local Option Tax 1
	245050	Local Option Tax 5
	245500	FICA Taxes Payable - EE
	245501	Fed. Withholding Taxes - EE
	245502	State Withholding Tax - EE
	245503	State Sales & Use Tax Payble
	245504	Marta Tax Payable
	245511	Taxes Payable-Tennessee S
	245512	Taxes Payable- Tennesse U
	245513	City Local Option Tax
	245514	Utility Tax Collection Pay VNG
	245516	Educational Tax Payable
	245517	Homestead Tax Payable
	245600	Escheat - Deposit Balance-2001
	245601	Escheat Credit Balance-2001
	245602	Escheat Deposit Balance-2000
	245603	Escheat Credit Balance-2000
	245604	Escheat Credit Balance-1999
	245605	Escheat Credit Balance-1998
	245606	Escheat Credit Balance-1997
	245607	Escheat Credit Balance-1996
	246010	Franchise Requirements 1
	250020	Ret Sav Plus/Co Matching
	250030	Ret Sav Plus/Employee Portion
	250050	Ret Sav Plus/General Loan
	250100	NSP Employee Contribution
	250110	NSP Employer Contribution
	251100	Purchased Gas Refunds Due
	251103	Percent of CompletionLiability
	251106	Deferred Inter-Company Profit
	251109	Miscellaneous Accrued Lia
	251110	Misc Accr Lia Imcr Commodity
	251115	Marketer/Pooler True-Up
	251200	Universal Service Fund Liab
	251210	USF Refund Clearing Account
	251300	USF Cash Out
	251400	VNG Supplier Refunds Recon
	251401	VNG Supplier Refuns Phase 1
	251403	VNG Supplier Refunds Phase 3
	251404	VNG Supplier Refunds Phase 4
	251405	VNG Supplier Refunds Phase 5
	251408	VNG Supplier Refunds Phase 8
	251600	VNG Rate Margin Sharing
	251610	VNG Rate Margin Sharing Recon
	252997	Deferred Revenues
	252998	Deferred PGA - Credit Balance
	277000	Injuries and Damages Provisio
	277050	Provision for Workers Comp
	277060	Provision Post Employment Exp
	278001	LNG Fire Damage Tracker - Chat
	278500	Reserve for Health Insurance
Accumulated deferred income taxes
	279100	Accel Fed Tax Depr-Property
	279101	Reg Tax Liability Reclass
	279150	Accel St Tax Depr-Property
	279200	Other Timing Difference-Fed
	279250	Other Timing Differences-State
Long-term liabilities
Accrued PRP costs
	248302	Pipeline Replacement Reg Liab
Accumulated removal costs
	248305	Accum Reg FixedAsset Rem Cost
Accrued postretirement benefit costs
	248800	Other Postretirement Benefits
	248810	VNG OPEB Deferral&FAS106 Trans
Accrued ERC
	248300	Environmental Response Costs
Accrued pension obligations
	247010	Retirement Annuity Purchase Cs
	247020	Pension Liability/Non-Qualifie
	247030	Pension Liability/Qualified Pl
Energy marketing and risk management liability
	248304	Long Term MTM Liablities
Other long-term liabilities
	248303	Other Liabilites
Deferred credits
Unamortized investment tax credit
	259250	Unamort Inv Credit Other
Regulatory tax liability
	259999	Regulatory Tax Liability
Other deferred credits
	215101	Fair Value of Int Rate Swap
	255200	Customer Adv Metro Region
	255800	Constr Adv-Ref
	255801	Const Adv-Refundable-City
	258820	Lawrenceville Prepay
	258880	One Peachtree Ctr\10 P'tree Pl
	258899	Misc/Other Deferred Credits
Capitalization
Long-term debt
	215100	Debentures 8.17%
	215300	Medium Term Notes
	215301	Debt on 10 Year Bonds
	217110	Notes Payable - VNGC/AGLR
Preferred securities
	201100	Pref Stock 8.17%
	201400	Preferred Stock
Common shareholders' equity
Common stock
	200100	Common Stock Issued-$5 Par Val
	200101	Common Stock
Premium on common stock
	200000	Equity Investment of Parent
	203100	Premium on Common Stock Issued
	203101	Premium on Common
	203102	Additional Paid-In-Capital
	203120	Unearned Compensation
	203500	Pref Capital Stock 4.72%
	203700	Pref Capital Stock 5%
	206200	Gn Reacq Cap Stk 4.44 Pr
	206400	Gn Reacq Cap Stk 4.60 Pr
	206500	Gn Reacq Cap Stk 4.72 Pr
	206800	Gn Reacq Cap Stk 8.32 Pr
	206900	Gn Reacq Cap Stk 7.84 Pr
Earnings reinvested
	207100	Unappropriated Ret Earnings
	207200	Balance Transferred from Incom
	207400	Adjustments to Retained Earnin
	207600	Dividends Declared-Common Stoc
	207601	Dividends Declared Parent/Sub
Other comprehensive income
	202000	Other Comprehensive Income
Shares held in treasury and trust
	203130	Shares Held in Treasury& Trust

Income Statement
Operating revenues
	400011	Resid. Non-Jurisdictional Sale
	400100	Residential Sales
	400101	Residential Gas Sales Unbilled
	400103	Deregulated Residential Sales
	400200	Small Commercial
	400201	Small Commercial-Unbilled
	400210	Commercial Billed Nonjurisdict
	400300	Large Commercial
	400301	Comm Unbilled Nonjurisdictiona
	400310	Commercial Interruptible Nonju
	400351	Commercial-Jurisdictional WNA
	400352	Commercial-Nonjurisdict WNA
	400400	Small Industrial
	400401	Small Industrial-Unbilled
	400500	Large Industrial
	400505	Revenues-Interruptible
	400506	Industrial-WNA
	400600	Revenues-Housing Project
	400601	Residential-Jurisdictional WNA
	400602	Residential-Nonjurisdict WNA
	402100	Sales for Resale Base
	402200	Sales for Resale-Riders
	402205	Imbalance - Cashin
	402210	Commod Sales- AGLC- Affiliated
	402211	Commod Sales- CHAT- Affiliated
	402215	Sales - Affiliated (VNG)
	402216	Commodity Sales - Affiliated
	402420	Commodity Option Prem - Fin.
	402505	Options- Physical (Revenue)
	404100	NGV Sales Base
	404101	NGV-Non-Jurisdictional Sales
	407000	Telecommunications Constr. Inc
	407001	Telecom IRU Revenue
	407002	Telecom Maintenance Revenue
	407050	Late Payment Fees
	407090	Returned Check -Marketer
	407100	Reconnect Charge - Firm
	407101	Seasonal Reconnect Change
	407102	Turn-on Charge- Firm
	407103	Meter Set Charge- Firm
	407104	Establish Service- SONP
	407110	Gas Management Fee
	407120	Reg Servicework-Revenue
	407125	Jobbing Material Revenue
	407130	Oth Gas Rev PT1 Contr Exp Reim
	407140	Jobbing Generation Appl. Pay
	407142	Jobbing Generation Appl. Mat'l
	407144	Jobbing Labor Additives
	407160	Transportation Revenue
	407161	Revenues-Firm Transportat
	407176	TranspSales Non-Jurisdictional
	407200	Rent from Gas Property
	407220	LNG Trucking Revenues
	407225	Unrealized Gain/Fin Instrument
	407300	Revenue - Peaking Services
	407304	Other Revenues-ACA Surcharges
	407305	IMCR Refunds
	407307	Other Gas Rev-Ss1
	407350	Revenue Exchange Services
	407500	Miscellaneous Operating Revenu
	407501	Capacity Chg Joint Use Pipelin
	415026	Late Payment Charge - Pooler
	415061	Revenue Returned Check Fee
	415070	Revenue Reconnect Charge
	415071	Revenue Seas Recon Charge
	415075	Revenue Turn On Charge
	415076	Revenue Erron Turn On Credit
	415080	Revenue Meter Set
	415081	Revenue Erron Meter Set Credit
	415188	Transp Rev-Interruptible Rev
	415270	Misc Adjust - Pooler/Marketer
	415290	Tran Rev-Market Res R-1 Cust
	415291	Tran Rev-Market Res R-1 SrCit
	415292	Tran Rev-Market Res R-1 DDDC
	415293	Tran Rev-Market Res Soc Resp
	415305	Tran Rev-Mkt G-10 Cust SmC&I
	415306	Tran Rev-Mkt G-10 DDDC SmC&I
	415307	Tran Rev-Mkt G-11 Cust SmC&I
	415308	Tran Rev-Mkt G-11 DDDC SmC&I
	415310	Tran Rev-Mkt G-11 Vol SmC&I
	415311	Tran Rev-Mkt AG-1 Cust SmC&I
	415312	Tran Rev-Mkt AG-1 Vol SmC&I
	415325	Tran Rev-Mkt (V-52) NGV Cust
	415326	Tran Rev-Mkt (V-52) NGV Rev
	415327	Tran Rev-Mkt (V-52) NGV Fac
	415340	Tran Rev-Mkt (V-52) S-51 Cust
	415341	Tran Rev-Mkt (V-52) S-51 Com
	415350	Tran Rev-Mkt (Gen) Peak Svc
	415352	Tran Rev-Mkt (Gen) FD Overrun
	415354	Tran Rev-Mkt (Gen) Environ
	415355	Tran Rev-Mkt (Gen) Cust Ed
	415356	Tran Rev-Mkt (Gen) Pipe Repl
	415357	Tran Rev-Mkt (Gen) Franchise
	415359	Tran Rev-Mkt (Gen) Switch Fee
	415360	Tran Rev-Mkt (Gen) Meter Read
	415375	Tran Rev-Mkt (Gas Cost) Peak
	415376	Tran Rev-Mkt (Gas Cost) Firm
	415388	Tran Rev-Mkt (GasC) Net MARS
	415894	Tran Rev-Mkt (GasC) FINSS w/d
	430100	Professional Service Revenue
	430101	Professional Service Expenses
	430200	Field Service Revenue
	430201	Field Service Expenses
	430300	Misc. Service Revenue
	430301	Misc. Service Expenses
	430401	Initiative Material Expense
	432730	Misc-Repair Parts
	440092	Realized Gain on FinInstrument
	448500	Gas Storage Carrying Cost
	450100	Damage Billing - Mains
	450200	Damage Billing - Services
	450300	Damage Billing - Reroutes
	450500	Lost & Unaccounted For Gas
	610006	Asset Management Costs
	610060	Commod Gas Cst-AGLC-Affiliated
	610061	Commod Gas Cst-CHAT-Affiliated
	610062	Commodity Gas Cost Affiliated
	610065	Cost - Affiliated (VNG)
	610067	Non-Affiliated Commodity Gas C
	610069	Fair Value Park & Loans
	610070	Storage Demand & Capacity Cost
	610075	Transp, Exchange & Flex Fee
	610076	Fees - Park & Loan
	610078	Fees - Gathering
	610079	Fees - Miscellaneous
	610205	Imbalance - Cashout
	610500	Realized Loss on FinInstrument

Operating expenses
Cost of gas
	600505	Cost of Sales-Telecom Cnstr
	600510	Cost of Sales- LCM Adjustment
	610001	Transportation Costs
	610007	Non-Jurisdictional Cost of Rev
	610030	Natural Gas Commodity Costs
	610032	Environmental Response Cost
	610050	Deregulated PGA Gas Cost
	610100	Purchased Gas Exp
	610160	Gas Used for Utility Operation
	610300	LNG Trucking Cost
	610410	Natural Gas Transmission Line
	610411	NG Trans Line Nonaff Capacity
	610412	NGTrans Line Pur Nonaff Demand
	610420	Nat Gas City Gate Purchases
	610440	Unrec Purch Gas Cost Adj
Operation and maintenance
	600001	Pay LNG Supervision/Eng.
	600002	Pay - LNG Operation and Labor
	600006	Pay - LNG Maintenance Sup./Eng
	600007	Pay-LNG Maint. Purification Eq
	600008	Pay-LNGMaint. Liquefaction Eq
	600009	Pay-LNG Maint. of Vaporizing E
	600010	Pay-LNG Maint. of Comp. Equip
	600011	Pay-LNG Maint. of Other Equip
	600020	Pay-Distribution Superv/Eng
	600021	Pay-Design Gas Sys. Improv.
	600022	Pay-Distribution Load Dispatch
	600023	Pay-Perform Annual Survey
	600024	Pay-Perform 3-Year Survey
	600025	Pay-Perform 5-Year Survey
	600026	Pay-Perform Survey-Bus. Dist
	600027	Pay-Perform Survey-Trans. Pipe
	600028	Pay-Perform Manhole Survey
	600029	Pay-Perform Leak Survey-Other
	600030	Pay - Inspect Cathodic Prot.Sy
	600031	Pay - Locate Mains and Service
	600032	Pay-Right-of-Way Upkeep
	600033	Pay - Relocate Service
	600034	Pay - Perform Em. Valve Insp.
	600035	Pay-Serv.StandBy\Beeper Time
	600036	Pay-Ser.Ctr.-Dist.-SdByBprTime
	600037	Pay - Investigate Leaks Dist.
	600038	Pay - Regulator Stat. Inspect.
	600039	Pay - City Gate Stations
	600040	Pay - Inspect and Operate STAR
	600041	Pay ERTs
	600042	Pay - Single Reads
	600043	Pay - Turn-off Service
	600044	Pay - Activate Meter
	600045	Pay - Investigate Leaks
	600046	Pay-PT Meter Change
	600047	Pay- No Gas AGLC Work
	600048	Pay - Mapping Services
	600049	Pay - Serv. Wk. Order not Comp
	600050	Pay- Perform Disp. Operations
	600051	Pay-Investigate- Other Service
	600060	Pay-Maint. Super/Eng.-Distr.
	600061	Pay-Repair and Maint. Mains
	600062	Pay-Repair Damage Mains
	600063	Pay-Maintain Compressor St. Eq
	600064	Pay - Maintain Regulator Stat.
	600066	Pay-Maintain STAR
	600067	Pay-Maintain of Services
	600069	Pay-Repair Damage Service
	600070	Pay-MaintainMeterSets&Req-Pro
	600071	Pay-Repair Meter Sets&Reg Re
	600072	Pay-CNG Refueling-Cust Premise
	600073	Pay-Maintain Company CNG St.
	600074	Pay-Maintain Customer CNG St
	600075	PayMtr ReadStd By/Beeper Time
	600080	Pay-Op&Maint Transmission Line
	600081	Pay-Corrosion Testing Transmis
	600083	Pay-Transmission Odorization
	600084	Pay-Transmission Lines Supv
	600085	Pay-O&M Propane Peaking Facili
	600087	Pay-Environmental
	600088	PaySEM-AGLC-Gas Supply
	600089	P/R account for AGSC empl.
	600091	Pay-Customer Acct. Supervision
	600092	Pay - Customer Accounts
	600093	Pay-Meter Reading-Enscan
	600094	Pay-Meter Reading-Itron
	600095	Pay-Customer Records&Collect
	600096	P/R for AGSC employees
	600097	Payroll SEM GNGC
	600098	Payroll SEM AGLN
	600101	Pay-Customer Service Superv
	600102	Pay-Customer Service
	600103	Pay-Customer Assistance
	600104	Pay-Informational Advertising
	600105	Project War Admiral
	600106	Pay-Project Winning Colors
	600107	Payroll Project Pinnacle
	600108	Pay Wholesale System Project
	600109	Pay - Corporate Development
	600110	Pay-Sales Promotion Superv
	600111	Pay-Selling
	600112	Pay-Promotional Advertising
	600113	Payroll Expense - V-Force
	600115	VNG-Non-productive time-Union
	600116	VNG Non-Productive time-Salary
	600117	Pay-Pivotal Virginia Propane
	600118	Pay-Pivotal LNG Terminal
	600119	Pay-VNG Hurricane 2003
	600120	Pay-A&G Salaries
	600121	Pay-Operate Facilities
	600122	Pay-Operational Training
	600123	Pay-Safety Training&Reg Compli
	600124	Pay-Injuries and Damages
	600125	Pay-Laboratory
	600130	Pay-Maint.of GeneralPlant+B306
	600131	Pay-Operate&Maintain Fleet Eq
	600132	Pay-Maintain Facilities
	600133	Pay-Stores Operations
	600134	Pay-FY2002 Earnings Review
	600135	Payroll-CIS Enhanced GUI
	600136	Payroll-MIA
	600137	Technology Enablers
	600138	CIS ASP Review
	600139	Roadmap-IS&T
	600141	Work Mgmt/Asset Mgmt
	600142	Mobile GIS
	600143	5 Year Forecast
	600144	Payroll Trans Acct 1500 to1851
	600200	Pay - Posi Hold Repairs
	600400	Fuel for Liquified Petroleum G
	620040	Outside Services - LNG Storage
	620050	LNG Operation
	620400	LNG Gas Losses
	625100	LNG Mnt-Struct/Improvements
	625200	Maintenance of Gas Holders
	625300	LNG Mnt Purification Equip
	625400	LNG Maint Liquefaction Equip
	625500	LNG Mnt- of Vaporizing Equip
	625600	LNG Mnt- of Compressor Equip
	625900	LNG Mnt-Other Equip
	625930	Outside Svc-LNG Storage Maint
	640050	Distr Load Dispatching
	640201	Perform Annual Survey
	640202	Perform AnnualSurvey-Contracto
	640203	Perform 3-Year Survey
	640204	Perform 3Year Survey-Contracto
	640205	Perform 5-Year Survey
	640206	Perform 5-Year Survey-Contract
	640210	Right-of-Way Fees
	640211	Perform Survey-Bus Dist Cont
	640212	Perform Survey- Trans Pipeline
	640213	Perform Survey Trans.Pipe Cont
	640214	Perform Leak Survey-Others
	640215	Perform Leak Sur. Other Cont
	640218	Right of Way Upkeep
	640219	Right of Way Upkeep Contractor
	640230	Inspect Cathodic Protection
	640232	Locate Mains and Services
	640233	Locate Mains & Svcs- Cont.
	640234	Perform Em. Valve Inspections
	640235	Emergency Valve Inspection Con
	640300	Regulator Stations-Inspections
	640500	Check City Gate Stations
	640501	Check City Gate Stat. Contract
	640502	Inspect and Operate STAR prog
	640503	Inspect. & Operate STAR Contra
	640601	ERTS
	640602	ERTS-Contractor
	640603	Single Reads
	640604	Single Reads- Contractor
	640605	Turn-off Service
	640606	Turn-Off Service - Contractor
	640607	Activate Meter
	640608	Activate Meter- Contractor
	640609	Relocate Service (Re-Route)
	640610	Relocate Service Re-Route Cont
	640611	RelocateService(Re-Route)-Cred
	640612	Activate Meters-Fleet
	640701	Investigate Leaks
	640702	Investigate Leaks- Cont.
	640703	PT Meter Change
	640704	PT Meter Change Contractor
	640705	No Gas - AGLC Work
	640706	No Gas AGLC Work-Contractor
	640707	Investigate Leaks-Distribution
	640708	Investigate Leaks-Dist-Contrac
	640709	Investigate Other Services
	640710	Investigate Other Services- Co
	640711	Service Work Order not Complet
	640749	Distribution-Mat Mgt
	640800	Perform Dispatch Operations
	640801	Perform Dispatch Operat. Contr
	640802	Perform Mapping Services
	640803	Perform Mapping Services- Cont
	645030	Maintenance Super/Eng.-Distr
	645200	Repair and Maintain Mains
	645201	Repair & Maintain Meters-Fleet
	645210	Repair and Maintain Mains Cont
	645211	Maintenance of Main Paving
	645214	Repair damage mains
	645215	Repair Damage Mains-Contractor
	645300	Maintenance-Comp Station Equip
	645400	Maintenance Regulator Stations
	645401	Maintain Reg. Stations- Cont
	645501	Maint. Meter Sets &Reg. Pro
	645502	Maint. Meter Sets&Reg. ProCont
	645503	Repair Damage Service
	645504	Repair Damage Service- Contrac
	645505	Rev.Coll. for 3rd Party Dam. S
	645506	Repair Meter Sets & Reg. Re
	645507	Repair Meter Sets & Reg-Re-Cnt
	645508	Maint. Meter Sets&Reg.-Fleet
	645700	Maintenance of Services
	645701	Maintenance of Services-Fleet
	645710	Maintenance of Services-Contra
	645711	Maintenance of Service Paving
	645920	Maintain Company CNG Station
	645930	Maintain Customer CNG Station
	645949	Distribution Maint-Mat Mgt
	650100	Meter Reading Enscan
	650101	Meter Reading- Itron
	650103	Meter Reading- Itron-Contracto
	650104	Meter Reading - Fleet
	650200	Customer Records
	650300	Account Collection
	650700	Uncollectible Acct
	650701	Uncollectible Accts - Damages
	650800	Outside Services-Cust.Acct
	650900	Misc Customer Acct Exp
	655031	Customer Service
	655300	Informational Advertising
	655310	Customer Education
	655320	Outside Services-Cust. Service
	655400	Misc Customer Acct Expense
	660100	Selling Expenses
	660300	Marketing Expenses
	660320	Outside Services- Marketing
	660400	Misc Sales Promotion Exp
	660449	Marketing-Mat Mgt
	670050	Utilities
	670080	Tax and License
	670100	Office & Administrative
	670102	Development & Training-Acctg.
	670103	Organizational Development
	670104	Postage
	670105	Operational Training
	670106	Safety Training & Reg. Complia
	670107	Office & Admin-Proc Card Accrl
	670111	Office Admin-Fleet
	670114	Misc Opr Exp - Corporate Dev
	670116	Project War Admiral
	670118	Project Winning Colors
	670119	Other O&M Project Pinnacle
	670120	Civic Participation - Other
	670121	Civic Participation-Education
	670122	Civic Participation-Commun Dev
	670124	MiscExp-Project Steel Magnolia
	670125	Misc- Pivotal Virginia Propane
	670126	Misc- Pivotal LNG Terminal
	670130	Bank Service Charges
	670144	Outside Services - Fleet
	670146	Fleet Depreciation
	670147	Lease Fleet Equipment
	670148	Operate and Maintain Fleet Eq
	670150	Admin&Gen Salaries-Capitalized
	670159	Scrap Materials
	670160	A&G Expenses-Capitalized
	670161	Operations & Engineering Capit
	670163	Office Admin&Supplies-Mat Mgt
	670165	Stores -Other
	670166	Inventory Adjustment Expense
	670167	Stores Clearing Expense
	670169	Licenses & Expenses - SW & HW
	670170	Security
	670171	StoresCorp OverHd RateClearing
	670172	Stores - Capitalization
	670200	Outside Svcs Employed
	670201	Outside Svc. -Printing
	670202	Outside Services Info Tech
	670203	Outside Services-Recruiting
	670204	QA/QC - Contractor
	670210	Outside Services (oper & main)
	670211	Service Bureau Fees
	670220	O/S - Posi Hold Repairs
	670300	General Business Insurance
	670400	Injuries and Damages
	670401	Workers Compensation Expense
	670402	Outside Legal Services
	670403	Miscellaneous Legal Services
	670407	Liability Losses
	670410	Workers Comp Fees & Assessment
	670411	Legal Costs
	670450	Pensions
	670460	Pensions Transferred-CR
	670491	VNG Hurricane 2003
	670500	Group Insurance
	670501	Flex Pay
	670502	Flex Benefits Deductions
	670503	Other Post Retirement Benefits
	670505	Flex Vacation Deductions
	670506	Dental Insurance - VNG
	670510	EmployeeBenefitsCaptilized
	670511	OtherPostRetirementBenefitsCap
	670512	Pensions-Capitalized
	670513	ATPI Capitalized
	670519	Drug & Alcohol Program
	670520	Physicals
	670521	Benefits Administration Expen
	670522	Employees Benefits Transfer-CR
	670525	Miscellaneous Benefits
	670530	Retirement Savings Plus Plan
	670531	Employee Stock Purchase Plan
	670532	Non-qualified savings plan
	670540	Short-Term Disability
	670550	Long Term Disability
	670551	Operate Cell Phone
	670552	Operate Page
	670553	Operate Vehicle Radio
	670555	Disability Income Gap - VNG
	670560	Service Awards
	670570	Employee Relocation
	670571	Recruiting Expenses
	670572	Tuition Reimbursement
	670590	Bonus
	670600	Franchise Requirements
	670700	Regulatory Commission Exp
	670750	Institution or Goodwill Adv. E
	670800	Association and Club Dues-Comp
	670805	Association&Club Dues-Employee
	670806	General Dues & Subscriptions
	670840	Miscellaneous Expense
	670841	Fines & Penalties
	670850	Outside Services -Facilities
	670854	Travel - Corporate Development
	670855	Travel Expense
	670856	Meals and Entertainment
	670857	Meals & Entertainment 100% Ded
	670858	Meals & Ent. - Corporate Dev
	670859	Season Tickets
	670862	Meals-Project Steel Magnolia
	670863	TravelPivotal Virginia Propane
	670864	Travel- Pivotal LNG Terminal
	670866	Meals-Pivotal Virginia Propane
	670867	Meals-Pivotal LNG Terminal
	670880	Laboratory
	670885	Restructuring-Severence
	670886	Restructuring-Benefits
	670887	Restructuring-Sale of Property
	670888	Restructuring-Other
	670889	Operations of Facilities
	670900	Facilities Rent/Lease Expenses
	670905	Sub Lease Credits
	670911	Equipment Lease
	670912	EAF Auto Lease
	670930	Parking - Facilities
	671001	AGLR Alloc 401K Benefits
	671009	AGLR Alloc Cost of Capital
	671010	AGLR Alloc Health Benefits
	671012	AGLR Alloc Other Benefits
	671013	AGLR Alloc Fleet Rate
	671014	AGLR Alloc Facilities Rate
	671017	Fleet Expenses Distributed
	671021	Fleet Capitalization
	671025	Dir Crge Incentiv Compensation
	671400	Info Svcs Lights On Chargeback
	671401	Info Svcs Discretionary ChgBac
	671402	Direct Chg OM Project Chgback
	671403	Direct Assigned Chargeback
	671404	Allocated-Distributed Chargebk
	671405	Sequent Chargeback-AGLC
	671406	Sequent Chargeback-CHAT
	671407	Sequent Chargeback - VNG
	671408	PC Printer Leases Allocated
	671410	Sequent Chargeback -GNGC
	671411	Sequent Chargeback - AGLN
	671412	Allocated Bus Supt Facilities
	671413	Allocated Bus Supt Fleet
	671414	Allocated Bus Sup Other
	671415	Allocated Bus Supt Purchasing
	671416	Allocated Customer Services
	671417	Allocated Employee Services
	671418	Allocated Engineering
	671419	Allocated Executive
	671420	FY02 Earning Review Chargeback
	671421	Allocated External Relations
	671422	Allocated Financial Services
	671423	Allocated Gas Supply
	671424	Allocated IS&T
	671425	Allocated Internal Auditing
	671426	Allocated Investor Relations
	671427	Allocated Legal
	671428	Allocated Marketing
	671429	Allocated Other
	671430	Allocated Rates & Regulatory
	671431	Allocated Strategic Planning
	675100	Maintenance of Facilities
	675105	Software Maintenance
	675106	Large Computer Equip Maint
	675110	Maintenance Power Equipment
	675120	Maintenance Hand Tools
	675140	Maintenance of Office Equip
	675149	Other Maintenance-Mat Mgt
Depreciation and amortization
	424000	Other Amortization Expense
	425000	Depreciation Expense
Taxes other than income taxes
	427100	General Tax Expense-Payroll
	427101	Gen Tax Expense- Property Tax
	427102	Gross Receipts Tax
	427105	Gen Tax Expense-Franchise Fee
	427110	General Taxes-Allocated
	427111	GeneralTaxExpensePayroll-Capit
	427130	Net Worth Tax
Gain on sale of Caroline Street campus
	673000	Long-Lived Asset Disp GainLoss
Other income (loss)
	440090	Merchandise Sales
	445005	CIAC Gross Up
	445010	Rental Income
	445011	Income Pirates House
	445150	Rome River
	446200	Interest and Dividend Income
	446300	Allowance for Funds-Equity
	448030	Collection Fee-Sales Tax
	448090	Misc Other Income
	448092	HVAC Financing Fees
	448196	Income/Loss SouthStar Energy
	448200	Property Sale Gain/Loss
	448410	Carrying Cost ERC
	448415	Carrying Cost Customer Ed Exp
	449100	Donations - Other
	449120	Donations-Community Develop
	449500	Misc Non-Operating Exp
	449510	EAF Exp
	449540	Carrying Cost - ERC Ratepayer
	449600	Government Affairs
	449601	Government Affairs - Pay
	449700	Business/Civic Club Dues
	463310	Income/<Loss> US Propane
Interest expense
	461300	Interest MTN
	461350	Interest on LT Debt-Cap Corp
	467100	Interest Income/Expense
	467201	Interco Int-Non-Restrict Fund
	468100	Interest Exp-Customer Deposit
	468101	Interest Exp-Other
	468102	Interest Exp-Refunds & Tk
	468103	Borrowing & Financing Fees
	468104	Amortization Disc/Exp
	468105	Amortiz. Debt Issuance Cost
	470100	Allowance for Funds-Debt
	470999	Dividends on Preferred Stock
Income taxes
	426000	Amortize Investment Credit
	427200	Federal Income Tax
	427400	State Income Tax
	427500	Deferred FIT - Property
	427510	Deferred FIT - Other
	427520	Deferred SIT - Property
	427530	Deferred SIT - Other
Cumulative effect of change in accounting principle
	700002	Cumulative Effect Acct Change
	700003	Federal Income Tax Cum Eff Acc
	700004	State Income Tax Cum Eff Acc